UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

D-Wave Quantum Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41468	84-1068854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Beta Avenue Burnaby, British Columbia Canada	V5G 4M9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 630-1428

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Side Letter Agreement

On the September 26, 2022, D-Wave Quantum Inc., (the “Company”) and the Public Sector Pension Investment Board (“PSP”) entered into an amended and restated side letter agreement (the “Amended Side Letter Agreement”) pursuant to which PSP agreed that for so long as PSP beneficially owns, directly or indirectly, common stock, par value $0.0001 per share (“Common Shares”) of the Company and exchangeable shares of D-Wave Quantum Technologies Inc. which are exchangeable into Common Shares (“Exchangeable Shares” and together with the Common Shares, “Shares”) representing 50% or more of the rights to vote at a meeting of the stockholders of the Company, whether directly or indirectly, including through any voting trust (i) PSP will not exercise the voting rights attached to any of the Shares that would result in PSP voting, whether directly or indirectly, including through any voting trust, more than 49.99% of the voting interests eligible to vote at any meeting of the stockholders of the Company and (ii) PSP will vote the Shares in favor of the election of the directors that are nominated by the board of directors of the Company or a duly authorized committee thereof.

The foregoing description of the Amended Side Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended Side Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information presented under Item 1.01 is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Amended and restated Side Letter Agreement, dated as of September 26, 2022, between D-Wave Quantum Inc. and Public Sector Pension Investment Board.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D-WAVE QUANTUM INC.

Dated: September 26, 2022

	By:	/s/ Alan Baratz
Alan Baratz
President & Chief Executive Officer